UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                February 6, 2014
                Date of Report (Date of Earliest Event Reported)


                              CASEY CONTAINER CORP
             (Exact Name of Registrant as Specified in its Charter)

             Nevada                     333-140445               20-5619324
(State of Other Jurisdiction of        (Commission            (I.R.S. Employer
 Incorporation or Organization)        File Number)          Identification No.)

7825 N Calle Caballeros, Paradise Valley, AZ                       85253
  (Address of Principal Executive Offices)                       (Zip Code)

                                  800-234-3919
              (Registrant's Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On January 31, 2014 Mr. Robert Seaman resigned from the Board of Directors. On February 5, 2014 the Board of Directors accepted Mr. Seaman's resignation and appointed as his replacement the Company's current President and CEO Mr. Martin R Nason. The Board of Directors believes that Mr. Nason is the appropiate replacment at this time. Mr. Seaman will remain Vice President of Operations for the Company.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CASEY CONTAINER, CORP.


Date: February 6, 2014              By: /s/ Martin R Nason
                                       -----------------------------------------
                                    Name:  Martin R Nason
                                    Title: President & CEO


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